October 2009 Presented By: Southern National Bancorp of Virginia, Inc. The Holding Company For Common Stock Offering Exhibit 99.1

Southern National Bancorp of Virginia
IMPORTANT INFORMATION REGARDING THIS PRESENTATION

All information contained in this presentation is obtained from sources believed to be accurate and reliable.
However, such information is presented “as is” without warranty of any kind, and the company makes no representation or warranty, express or implied, as to the accuracy, timeliness, or completeness of any such information or with regard to the results to be obtained from its use. While the company has attempted to make the information current at the time of its release, it may well be or become outdated, stale or otherwise subject to a variety of legal qualifications by the time you actually read it. No representation is made that the company will or is likely to achieve results comparable to those shown.

Southern National Bancorp of Virginia
FORWARD-LOOKING STATEMENTS

This presentation contains statements that constitute “forward-looking statements” within the meaning of the
Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation
Reform Act of 1995.  These forward-looking statements include, among others, the company’s statements regarding (1) management’s expertise and ability, (2) estimated proceeds of the offering, (3) expectations that capital raised in the offering will position the company to take advantage of market opportunities, (4) projected demographic information, (5) the economic outlook in the company’s metropolitan statistical areas, (6) the assumptions underlying the company’s expectations, (7) pro forma capital position and ratios following the execution of the company’s capital plan, (8) the assumptions used in the company’s capital analysis, (9) market valuation, (10) expectations regarding growth of the company, and (11) the company’s potential earnings.
Prospective investors are cautioned that any such forward-looking statements speak only as of the date hereof and are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.  A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation, including, without limitation, the risks, uncertainties and factors set forth in the company’s (i)
Registration Statement on Form S-1 filed with the SEC on October 14, 2009  and Amendment No. 1 to the
Form S-1 Registration Statement filed on October 26, 2009, (ii) Annual Report on Form 10-K for the year ended
December 31, 2008, (iii) Quarterly Reports on Form 10-Q for the quarter ended June 30, 2009, (iv) Current
Reports on Form 8-K, and (v) other filings with the SEC.  Many of these factors are beyond the company’s ability to control or predict.  The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

Southern National Bancorp of Virginia
USE OF NON-GAAP FINANCIAL MEASURES
This presentation contains certain non-GAAP financial measures determined by methods other than in accordance with U.S. generally accepted accounting principles. Such non-GAAP financial measures may include the following, amongst others: pre-tax, pre-provision return on average assets; and pro forma tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are net income and the ratio of total equity to total assets, respectively. The company believes that these non-
GAAP financial measures provide meaningful additional information about the company to assist investors in evaluating the company’s operating results, financial strength and capitalization. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this presentation are set forth in Appendix A to this presentation.
The company has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the company has filed with the SEC for more complete information about the company and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, the underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it from FIG Partners, LLC, Capital Markets Department,
Attention Greg Gersack, 1175 Peachtree Street NE, 100 Colony Square, Suite 2250 Atlanta, GA 30361 or at
404-601-7241.

Southern National Bancorp of Virginia
Offering Term Summary
Offering Term Summary
Issuer: Southern National Bancorp of Virginia, Inc.
Ticker / Exchange: SONA / NASDAQ
Type of Security: Common Stock
Trading Price: $7.30 as of 10/22/2009
Pre-Offering Shares Outstanding: 6,798,547 as of 10/22/2009
Transaction Size: $25 million (excluding over-allotment option)
Over-Allotment Option: 15%
Expected Pricing: October 29, 2009
Use of Proceeds: 1) To provide capital to Sonabank to support its anticipated organic growth;
2) To support potential future acquisitions of
branches or whole banks, including possible
acquisitions of failed financial institutions in
FDIC assisted transactions; and
3) For other general corporate purposes.
Sole Book Running Manager: FIG Partners LLC

Southern National Bancorp of Virginia
Company Summary
Company Summary
Southern National is the holding company for the $462-million-asset Sonabank (as of
September 30, 2009), headquartered in McLean, Virginia, which opened for business in
2005. Southern National exceeded $400 million in assets in 4 years by utilizing a balanced mixture of organic growth and selected acquisitions.
Southern National now operates 9 full service branches, all in the Commonwealth of
Virginia – 2 in Warrenton, 2 in Leesburg, and 1 each in Charlottesville, McLean, Fairfax,
Reston, and Clifton Forge.
Experienced management team – The executive officers of Southern National/Sonabank have worked together for more than 20 years. The team previously ran Southern Financial
Bancorp, the publicly traded holding company of Southern Financial Bank. Southern
Financial had $1.5 billion in assets and operated 34 full-service banking offices at the time of its sale to Provident Bancshares in 2004.
Southern National has the expertise and capability to select, acquire and integrate banks and bank branches and has a proven track record in doing so. The company has completed one whole bank acquisition, two separate bank branch acquisitions and the purchase of certain assets and liabilities associated with its Leesburg location.
Small business oriented, relationship-based loan portfolio.  Southern National is one of the leading SBA lenders in the Washington, DC and Richmond districts.

Southern National Bancorp of Virginia
Offering Rationale:
Offering Rationale:
Position The Company To Take Advantage Of Market Opportunities
Position The Company To Take Advantage Of Market Opportunities
The capital raised in the offering will:
Strengthen the capital position of the company.
Support the expected organic growth of the company and allow it to take advantage of opportunities created due to the credit climate.
Support future acquisition opportunities of whole banks, bank branches, and/or FDIC assisted transactions.
Solidify the company’s position in the community and will help bring additional business to the bank.
Allow the company to further leverage its management experience.

Southern National Bancorp of Virginia
Management Team
Management Team
Georgia S. Derrico, Chairman & Chief Executive Officer
Georgia S. Derrico is the Chairman of the Board and Chief Executive Officer of Southern National and Sonabank. Prior to co-
founding Southern National in July 2004, she was the Chairman of the Board and Chief Executive Officer of Southern Financial
Bancorp, Inc. from 1986 until April 2004. Southern Financial Bancorp, Inc. was the Nasdaq National Market System-listed bank holding company for the $1.5 billion (assets) Southern Financial Bank, Warrenton, Virginia, which was acquired by Provident
Bankshares, Inc. in April 2004. She founded Southern Financial Bank in 1986. Prior to that, she served as Senior Vice President,
Chief Administrative and Credit Officer of the Multinational Division of Chemical Bank in New York City. She also served at
Chemical Bank as the Vice President and District Head of the Mid-Atlantic region of the United States for the Corporate Banking
Division. From 1993 to 2004, Ms. Derrico was a director of Oneida, Ltd. She is the wife of Mr. R. Roderick Porter.
R. Roderick Porter, President & Chief Operating Officer
R. Roderick Porter is the President of Southern National and Sonabank. Prior to co-founding Southern National in July 2004, he was the President and Chief Operating Officer of Southern Financial Bancorp, Inc. from April 1998 until April 2004. From 1994 to 1998, he was President of FX Concepts, Ltd., an international money management firm located in New York City. Prior to that, he served as a Principal of Morgan Stanley. Mr. Porter spent 15 years at Chemical Bank, including as a Senior Vice President in Chemical Bank’s treasury department where he was responsible for asset/liability management, the U.S. government and municipal securities portfolio, all U.S. dollar-denominated funding for the bank and the holding company, money market trading and the discount brokerage operation. Prior experience at Chemical Bank included tours as Vice President and General Manager for northern Europe, based in
London, and for Chemical Japan, based in Tokyo. Mr. Porter is the husband of Ms. Georgia S. Derrico.
William H. Lagos, Senior Vice President & Chief Financial Officer
William H. Lagos is a Senior Vice President and Chief Financial Officer of Southern National and Sonabank. From 1986 until April
2004, he served as Senior Vice President and Controller of Southern Financial Bank, the operating subsidiary of Southern Financial
Bancorp, Inc., which was acquired by Provident Bankshares, Inc. in April 2004. Mr. Lagos participated in Southern National’s organization commencing in November 2004.

SONABANK

Southern National Branches
WEST VIRGINIA
VIRGINIA
Washington, D.C.
Leesburg
Purcellville
Gaithersburg
Aspen Hill
Olney
Potomac
Silver Spring
Reston
Bethesda
Ashburn
Chantilly
Annandale
Burke
Franconia
Manassas
Dale City
Woodbridge
Dumfries
Triangle
Stafford
Aquia
Fredericksburg
Warrenton
Marshall
Culpeper
Harrisonburg
Staunton
Waynesboro
Charlottesville
Gordonsville
Clifton Forge
Lexington
Front Royal
Woodstock
Strasburg
Luray
Winchester
Monongahela National Forest
George Washington National Forest

FIG Partners

Southern National Bancorp of Virginia
Southern National Branches
Southern National Branches
(1) Bank level deposit information includes a Holding Company account of $2.3 million that is eliminated in consolidated financials.
(2) Includes $77.9 million of brokered CDs in Charlottesville branch and $27.0 million in brokered MMDAs in McLean branch.
(3) Branch acquired from Millennium Bankshares, Inc. on September 28, 2009.
Source: FIG Partners, Southern National, SNL Financial LLC, 2009 FDIC Summary of Deposits.
Address City Zip
6/30/09 Bank
Level
Deposits
($000)
(1)
1770 Timberwood Blvd # 100 Charlottesville 22911-7501 110,152
(2)
6830 Old Dominion Dr McLean 22101-6035 76,644
(2)
511 Main St Clifton Forge 24422-1166 47,813
11A Main St Warrenton 20186-3419 NA
(3)
11527 Sunrise Valley Dr Reston 20191 25,967
1 E Market St Leesburg 20176-3014 21,948
550 Broadview Ave Warrenton 20186-2036 19,815
10855 Fairfax Blvd Fairfax 22030-4300 14,980
10 W Market St Leesburg 20176-2805 Drive -thru

Southern National Bancorp of Virginia
Summary
Summary
Demographic
Demographic
Information
Information
–
–
By
By
MSA/County
MSA/County
Summary
Summary
Demographic
Demographic
Information
Information
–
–
By
By
Zip
Zip
Code
Code
Zip Code
Sonabank
Branches
Total
Population
2009
Population
Change 2000-
2009
(%)
Projected
Population
Change 2009-
2014 (%)
Total
Households
2009
Median
Household
Income 2009
($)
Household
Income Change
2000-2009 (%)
Projected
Household
Income Change
2009-2014 (%)
Per Capita
Income 2009
($)
20176 2 42,210 117.03 26.86 15,278 108,437 52.38 6.47 49,377
20186 2 14,902 31.61 9.99 5,634 80,174 31.16 5.90 35,096
20191 1 28,623 (0.89) (0.79) 11,330 105,930 34.38 5.22 52,020
22030 1 48,425 22.89 7.78 16,957 106,727 36.78 4.83 46,854
22101 1 28,014 (0.08) 0.04 10,542 159,200 27.63 6.26 79,494
22911 1 16,050 32.13 11.03 5,995 77,920 25.89 2.55 34,630
24422 1 6,970 (4.79) (1.92) 3,016 38,645 27.62 4.79 20,456
Sonabank Footprint 9 185,194 28.27 7.57 68,752 96,719 33.69 5.15 45,418
State of Virginia 9 7,895,075 11.54 4.74 3,032,884 61,855 32.37 5.01 30,912
US 9 309,731,508 10.06 4.63 116,523,156 54,719 29.78 4.06 27,277
Source: FIG Partners, SNL Financial LLC, ESRI, US Census Data.
MSA
Market
Rank
Number
of
Branches
Total
Population
2009
Population
Change 2000
2009
(%)
Projected
Population
Change 2009-2014
(%)
Median
Household
Income 2009
($)
Household
Income
Change 2000-
2009 (%)
Projected
Household
Income Change
2009-2014 (%)
Charlottesville MSA 7 1 197,869 13.70 5.79 57,140 30.69 6.85
Washington-Arlington-Alexandria, DC-VA-MD-WV 50 7 5,448,329 13.60 5.21 82,080 30.35 3.41
Alleghany County 2 1 16,886 (1.91) (1.12) 44,386 25.82 4.52
Sonabank Footprint 9 5,663,084 11.87 4.76 65,807 29.99 5.18
Virginia 48 9 7,895,075 11.54 4.74 61,855 32.37 5.01
Aggregate: National 309,731,508 10.06 4.63 54,719 29.78 4.06

Southern National Bancorp of Virginia
Economic Drivers
Economic Drivers
Washington MSA:
Stable and diverse economy; primary economic driver is the federal government and the numerous government agencies and government contractors located in the MSA.
Additionally, many trade unions, non-profit organizations, law firms, and lobbying firms are headquartered in the Washington DC area.
Low unemployment rate of 6%, significantly below the national average of 9.7%.
One of top 10 most populous MSAs in the nation with a population of 5.4 million (2009 estimate).
Source: FIG Partners, SNL Financial LLC, ESRI, US Census Data.

Southern National Bancorp of Virginia
Economic Drivers
Economic Drivers
Charlottesville MSA:
University of Virginia is the major economic driver for the area. UV’s payroll exceeds 20,000 people and the student population is 24,500.
A variety of commercial and non-profit enterprises and the presence of the federal government are also vital for the local economy.
Very low unemployment rate of 5.6%, significantly below the national average.
Population of 197,869.
Alleghany County:
The major economic driver for the area is a paper processing plant operated by MeadWestvaco. The plant is also the biggest employer in the area.
Population of the county is 16,886.
The unemployment rate is 8.8%, which, while higher than the other two
Southern National markets, is still below the national average.
Source: FIG Partners, SNL Financial LLC, ESRI, US Census Data.

Southern National Bancorp of Virginia
52.2%
49.4%
43.3%
3.5-Year CAGR (2005-2Q09):
Southern
Southern
National
National
Has
Has
Demonstrated
Demonstrated
An
An
Ability
Ability
To
To
Generate
Generate
Growth
Growth
Over
Over
The Past 3.5 Years
The Past 3.5 Years
Source: FIG Partners, SNL Financial LLC, Company Filings.
$74
$77
$123
$202
$216
$291
$258
$265
$377
$298
$309
$432
$322
$315
$433
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2005 2006 2007 2008 2Q09
Net Loans
Total Deposits
Total Assets

Southern National Bancorp of Virginia
Loan Portfolio Mix
Loan Portfolio Mix
Note: The chart does not exclude 0.17% of unearned interest.
Source: FIG Partners, SNL Financial LLC, Regulatory Filings.
Residential Constr
& Dev, 6.3%
Other Constr &
Dev, 7.8%
1-4 Family,
23.1%
Multifamily, 2.3%
Owner Occupied
CRE, 21.4%
Non-Owner
Occupied
CRE, 15.7%
C&I, 20.8%
Consumer, 1.0%
Farm, 1.9%
Sonabank Loan Portfolio Composition
June 30, 2009

Southern National Bancorp of Virginia
SBA Rankings
SBA Rankings
SBA Loans Statitistics - 10/01/2008 to 09/30/2009 SBA Loans Statitistics - 10/01/2008 to 09/30/2009
Ranking by Loan Volume Ranking by Loan Volume
Rank Lender Loans Amount ($) Rank Lender Loans Amount ($)
1 Branch Banking & Trust (BB&T) 73
$14,448,500
1 Branch Banking & Trust (BB&T) 89
$17,624,900
2 Business Finance Group 65 $45,114,000 2 Superior Financial Group, Llc 85 $825,000
3 M & T Bank 42 $3,380,000 3 Suntrust Bank 52 $4,997,600
4 Superior Financial Group, Llc 41 $420,000 4 Sonabank N.A. 32 $12,599,400
5 Suntrust Bank 24 $3,647,800 5 StellarOne Bank 29 $4,201,800
6 Access National Bank 23 $10,143,000 6 Borrego Spring Bank, N.A. 24 $795,000
7 Sandy Spring Bank 19 $3,235,000 7 Bank of the Commonwealth 22 $5,254,700
8 United Central Bank 18 $3,746,500 8 Wachovia Bank 15 $9,673,700
9 Innovative Bank 17 $425,000 9 Manufacturers & Traders Trtust Co. 14 $2,586,500
10 Sonabank N.A. 16 $4,633,000 10 Virginia Company Bank 14 $921,500
Ranking by Total Dollar Amount Ranking by Total Dollar Amount
Rank Lender Loans Amount ($) Rank Lender Loans Amount ($)
1 Business Finance Group 65 $45,114,000 1 Branch Banking & Trust (BB&T) 89 $17,624,900
2 Branch Banking & Trust (BB&T) 73 $14,448,500 2 Sonabank N.A. 32 $12,599,400
3 Access National Bank 23 $10,143,000 3 Wachovia Bank 15 $9,673,700
4 Sonabank N.A. 16 $4,633,000 4 Townebank 11 $6,605,000
5 Wilshire State Bank 10 $4,360,800 5 Excel National Bank 6 $6,047,800
6 Compass Bank 5 $3,774,500 6 Bank of the Commonwealth 22 $5,254,700
7 United Central Bank 18 $3,746,500 7 Wells Fargo Bank, N.A. 9 $5,233,500
8 Suntrust Bank 24 $3,647,800 8 Suntrust Bank 52 $4,997,600
9 M & T Bank 42 $3,380,000 9 Union Bank and Trust Company 13 $4,535,000
10 Chesapeake Business Fin. Corp 2 $3,250,000 10 StellarOne Bank 29 $4,201,800
Community Banks Ranking Community Banks Ranking
Rank Lender Loans Amount ($) Rank Lender Loans Amount ($)
1 Access National Bank 23 $10,143,000 1 Sonabank N.A. 32 $12,599,400
2 Sonabank N.A. 16 $4,633,000 2 Borrego Spring Bank, N.A. 24 $795,000
3 Cardinal Bank, N.A. 5 $975,000 3 Virginia Company Bank 14 $921,500
4 Virginia Commerce Bank 3 $830,000 4 Surrey Bank & Trust 3 $422,700
5 Capital Bank, N.A. 3 $820,000 5 Heritage Bank & Trust 8 $1,090,000
Washington, DC District Richmond, VA District
Source: FIG Partners, U.S. Small Business Administration.

Southern National Bancorp of Virginia
Credit Quality Details
Credit Quality Details
Source: FIG Partners, SNL Financial LLC, Company Filings.
2005 Y 2006 Y 2007 Y 2008 Y 1Q09 2Q09
Nonperforming Assets ($000)
Nonaccrual Loans 0 0 371 1,078 1,190 2,244
90+ Days Delinquent 0 0 0 135 0 0
OREO 0 0 3,648 3,434 3,476 3,415
Nonperforming Assets 0 0 4,019 4,647 4,666 5,659
Loan Loss Reserve ($000)
Loan Loss Reserve - Beginning 0 1,020 2,726 3,476 4,218 4,460
Net Charge-offs 0 214 540 915 238 434
Provision 1,020 546 1,290 1,657 480 545
Acquired 0 1,374 0 0 0 0
Loan Loss Reserve - Ending 1,020 2,726 3,476 4,218 4,460 4,571
Asset Quality Ratios (%)
NPAs/ Assets 0.00 0.00 1.07 1.08 1.09 1.31
NPAs/ Loans & OREO 0.00 0.00 1.52 1.52 1.45 1.72
NPLs/ Loans 0.00 0.00 0.14 0.40 0.37 0.69
Reserves/ NPLs NM NM 936.93 347.73 374.79 203.70
Reserves/ Gross Loans 1.36 1.33 1.33 1.40 1.40 1.40
Reserves/ NPAs NM NM 86.49 90.77 95.59 80.77
NCOs/ Avg Loans 0.00 0.21 0.24 0.32 0.31 0.54
Loan Loss Provision/ NCO NM 255.14 238.89 181.09 201.68 125.58

Southern National Bancorp of Virginia
Credit
Credit
Quality
Quality
–
–
Southern
Southern
National
National
Vs.
Vs.
Peers
Peers
Peer group includes all public banks and thrifts in Virginia and the Washington-Arlington-Alexandria MSA with assets between $200 million and $2 billion – ANCX, ABVA, BHRB, CFNL, EFSI, FBSS, GAFC, MNSB, MBRG, MBVA, UFBC, VCBI, VBGK, and WFBI.
Source: FIG Partners, SNL Financial LLC, Company Filings.
0.00%
0.00%
1.07%
1.08%
1.31%
0.10%
0.19%
0.74%
1.55%
2.10%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2005 2006 2007 2008 6/30/2009
NPAs / Assets
SONA Peer Average
0.00%
0.21%
0.24%
0.32%
0.43%
0.04%
0.02%
0.14%
0.73%
0.86%
0.00%
0.21%
0.42%
0.63%
0.84%
1.05%
2005 2006 2007 2008 6/30/2009
Net Charge-offs / Average Loans
SONA Peer Average
1.36%
1.33% 1.33%
1.40%
1.40%
1.06% 1.05%
1.19%
1.44%
1.42%
0.00%
0.50%
1.00%
1.50%
2.00%
2005 2006 2007 2008 6/30/2009
Reserves / Loans
SONA Peer Average

Southern National Bancorp of Virginia
Deposit Portfolio Mix
Deposit Portfolio Mix
Non-interest bearing deposits represent 8.7% of total deposits*
Non-interest bearing deposits represent 8.7% of total deposits*
Source: FIG Partners, SNL Financial LLC, Regulatory Filings.
Demand,
8.7%*
NOW, 2.3%
Savings+
MMDAs, 8.1%
Brokered
MMDAs, 8.5%
Retail
CDs, 15.8%
Brokered
CDs, 24.5%
Jumbo
CDs, 32.1%
Sonabank Deposit Composition
June 30, 2009
* Non-interest bearing deposits include Holding Company account comprising 0.7% of deposits.

Southern National Bancorp of Virginia
Securities Portfolio Overview
Securities Portfolio Overview
Sonabank owns a portfolio of trust preferred securities. These securities have been adversely affected by the continued deterioration of some sectors of the banking system which have resulted in increased deferrals and defaults in the underlying collateral.
In performing a detailed cash flow analysis of each security, Sonabank works with independent third parties to identify its best estimate of the cash flow estimated to be collected. If this estimate results in a present value of expected cash flows that is less than the amortized cost basis of a security (that is, credit loss exists), an OTTI is considered to have occurred. If there is no credit loss, any impairment is considered temporary. The cash flow analysis performed by Sonabank included the following assumptions:
  Assume that all of the issuers rated 1 by IDC Financial Publishing that have not already defaulted or deferred will default or defer immediately with 100% loss, except for one issuer that has received TARP funding. On one security, TPREF Funding II which has a minimal cushion, Sonabank assumed an additional $10 million in defaults which results in an OTTI.
  Assume that annual defaults for the remaining life of each security will be 37.5 basis points. According to FTN
Financial: “The FDIC lists the number of bank failures each year from 1934-2008. Comparing bank failures to the number of FDIC institutions produces an annual average default rate of 36 basis points.”
  Assume recoveries ranging from 0% to 75% on deferrals after two years depending on the IDC rating of the deferring entity.
  Assume no prepayments for 10 years and then 1% per annum for the remaining life of the security. According to
FTN Financial: “Prepayments were common in 2006 and 2007 when issuers were able to refinance into lower cost borrowings. That was a much different environment than today and most parties expect prepayments to be very low absent a change in credit conditions.”
  Securities have been modeled using the above assumptions by Sandler O’Neill or Sterne Agee using the forward
LIBOR curve plus original spread to discount projected cash flows to present values.

Southern National Bancorp of Virginia
At the end of the second quarter of 2009, management’s analysis deemed three of the ten securities owned were other than temporarily impaired. The cash flow analysis in the second quarter indicated that one security, ALESCO XV C1 would probably experience significant credit losses. Two others, ALESCO V C1 and ALESCO XVI C, would probably experience minor credit losses. Southern National booked second quarter OTTI charges accordingly. In the third quarter of 2009 analysis indicated that Southern National would incur OTTI charges on three additional securities: MMC Funding
XVIII, TRAP 2007 – XIII D and TPREF Funding II and additional OTTI charges on three other securities: ALESCO V
C1, ALESCO XV C1 and ALESCO XVI C.
As of September 30, 2009, the results were as follows (in thousands):
Securities
Securities
Portfolio
Portfolio
Overview
Overview
–
–
cont.
cont.
Source: Southern National 3
rd
Quarter Earnings Release 10/20/09, as updated on 10/26/09.
by maturity (so not just a temporary interest shortfall, but an actual loss in yield on the investment). In other words, the magnitude of the defaults/deferrals has depleted all of the credit enhancement (excess interest and over-collateralization) beneath the given tranche. This represents additional defaults beyond those currently existing.
(2)   Pre-tax, and represents unrealized losses at date of transfer from available-for-sale to held-to-maturity
(3)   Pre-tax
Sandler O'Neill (a)
Sterne Agee (b) Previously
% of Current Estimated Recognized
Defaults and Incremental Cumulative
Estimated Current Deferrals Defaults Other
Tranche Fair Defaults and to Current Required to Comprehensive
Security Level Moody's Fitch Moody's Fitch Par Value Book Value Value Deferrals (4) Collateral Break Yield (1) Loss (2)
Investment Grade:
ALESCO VII  A1B Senior Aaa AAA A3 AA 8,792 $     7,802 $        6,506 $     132,556 $     21% 288,348 $                 b 332 $
MMCF II B Senior Sub A3 AA- Baa2 BBB 583 533 484 34,000 26% 16,900 a 50
MMCF III B Senior Sub A3 A- Baa3 B 709 692 369 10,000 8% 30,200 a 17
10,084 9,027 7,359 399 $
Other:
TRAP 2007-XII C1 Mezzanine A3 A Ca CC 2,012 1,422 282 118,250 24% 40,860 b 590 $
Previously Current
Cumulative Recognized Quarter
Other Comprehensive OTTI Related to OTTI Related to
Other Than Temporarily Impaired: Loss (3) Credit Loss (3) Credit Loss (3)
TPREF FUNDING II Mezzanine A1 A- Caa3 CC 1,500 522 522 114,000 33% 2,200 a 922 $                               - $                          56 $
TRAP 2007-XIII D Mezzanine NR A- NR C 2,023 142 142 158,250 21% - b 1,800 -
MMC FUNDING XVIII Mezzanine A3 A- Ca C 1,025 99 99 100,500 30% - a 605 -
ALESCO V C1 Mezzanine A2 A Ca CC 2,000 534 534 70,942 21% b 1,273 3
ALESCO XV C1 Mezzanine A3 A- Ca CC 3,032 212 212 180,250 27% - b 1,577 799
ALESCO XVI  C Mezzanine A3 A- Ca CC 2,021 424 424 126,250 25% - b 1,416 61
11,601 1,933 1,933 7,593 $                            863 $                         $                      1,213
Total 23,697 $   12,382 $      9,574 $
(1)  A break in yield for a given tranche means that defaults/deferrals have reached such a level that the tranche would not receive all of its contractual cash flows (principal and interest)
Ratings
When Purchased Current Ratings
(in thousands)
81
321
444
120
191(5)
(4) Includes known defaults and deferrals at September 30, 2009. Subsequent to quarter end, we received notification of additional deferrals totalling $10.5 million, $5.5 million and $4.55 million on
ALESCO V, ALESCO VII and ALESCO XV, respectively. The deferrals on ALESCO VII and ALESCO XV did not result in OTTI for the quarter.
(5) The deferral which resulted in the incremental OTTI occurred after September 30, 2009.
-

Southern National Bancorp of Virginia
Subsequent to the Initial Report of the Company’s 3 quarter earnings on October 20, 2009, the
Company learned of additional deferrals made in the fourth quarter of 2009 on three of the trust preferred securities it owns. The deferral on one of the trust preferred securities resulted in an additional other than temporary impairment charge of approximately $191,000 pre-tax ($126,000 after tax) for the three months ended September 30, 2009, and an aggregate other than temporary impairment charge of $1.2 million for the quarter.  Recently issued accounting standards (ASC
855-10) require the Company to consider events occurring after the reporting period up until the time its financial statements are issued.  If such events provide evidence about a condition that existed at the reporting period, it should be recorded in that period. Southern National evaluated these new deferrals and determined that the additional charges should be recorded as of September
30, 2009 in accordance with this standard.
Securities
Securities
Portfolio
Portfolio
Overview
Overview
–
–
cont.
cont.
rd

($000)
1,841
(2,256)
6,173
1,009
11,439
1,736
13,692
1,208
13,320
2,104
15,284
92

Southern National Bancorp of Virginia
Net Income & Revenues
Net Income & Revenues
Note: Operating revenue refers to net interest income plus noninterest income.
Noninterest income excludes gain/loss on sale of securities and OTTI and OREO charges.
* 1Q09 & 2Q09 annualized
Source: FIG Partners, SNL Financial LLC, Company Filings.
-5,000
0
5,000
10,000
15,000
20,000
2005 2006 2007 2008 1Q09* 2Q09*
Operating Revenues Net Income

Southern National Bancorp of Virginia
Solid Core Profitability
Solid Core Profitability
* See Pages 30-32 for non-GAAP reconciliation tables.
Note: Peer group includes all public banks and thrifts in Virginia and the Washington-Arlington-Alexandria MSA with assets between $200 million and
$2 billion – ANCX, ABVA, BHRB, CFNL, EFSI, FBSS, GAFC, MNSB, MBRG, MBVA, UFBC, VCBI, VBGK, and WFBI.
Source: FIG Partners, SNL Financial LLC, Company Fillings
-0.06%
1.01%
1.11%
1.07%
1.17%
1.27%
0.79%
0.57%
0.44%
0.57%
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
2005 2006 2007 2008 6/30/2009
Pre-Tax Pre-Provision ROAA *
SONA Peer Average

16,000
12,000
8,000
4,000
0
Noninterest Income
Net Interest Income
51
1,790
249
5,924
776
10,663
1,349
12,343
1,136
12,184
1,324
13,960
2005
2006
2007
2008
1Q09*
2Q09*

Southern National Bancorp of Virginia
Operating Revenue Breakdown ($000)
Net Interest Margin (%)
Noninterest Income as % of Operating Revenue
2005       2006         2007        2008               1Q09*    2Q09*
2.8%      4.0%        6.8%       9.9%               8.5%      8.7%
Net Interest Margin And Operating Revenue Breakdown Net Interest Margin And Operating Revenue Breakdown
Source: FIG Partners, SNL Financial LLC, Company Filings.
Note: Noninterest income excludes gain/loss on sale of securities and OTTI and
OREO charges.
* 1Q09 & 2Q09 annualized
4.01
3.65
3.26
3.12
3.51
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
2006 2007 2008 1Q09 2Q09

Southern National Bancorp of Virginia
Strong Capital Ratios
Strong Capital Ratios
*See Pages 30-32 for non-GAAP reconciliation tables.
Peer group includes all public banks and thrifts in Virginia and the Washington-Arlington-Alexandria MSA with assets between $200 million and $2 billion – ANCX, ABVA, BHRB, CFNL, EFSI, FBSS, GAFC, MNSB, MBRG, MBVA, UFBC, VCBI, VBGK, and WFBI.
Source: FIG Partners, SNL Financial LLC, Company Filings.
35.38%
28.46%
16.03%
13.71%
14.04%
11.84% 11.97%
11.52%
10.05%
9.86%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
35.00%
40.00%
2005 2006 2007 2008 6/30/2009
Tier 1 Leverage Ratio
SONA Peer Average
33.96%
25.94%
19.63%
18.71%
16.30%
16.21%
17.26%
15.44%
13.05%
12.75%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
35.00%
40.00%
2005 2006 2007 2008 6/30/2009
Total Risk-Based Capital Ratio
SONA Peer Average
24.43%
19.31%
15.55%
13.55%
13.31%
9.50%
9.86%
9.72%
7.54%
6.95%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%
2005 2006 2007 2008 6/30/2009
Tangible Common Equity / Tangible Assets
SONA Peer Average
6.95%
13.31%
12.16%
17.12%
0.00%
5.00%
10.00%
15.00%
20.00%
Peers 6/30/09 SONA 6/30/09 SONA 9/30/09 SONA 9/30/09 Pro
Forma
Pro Forma Tangible Common Equity / Tangible Assets *

Southern National Bancorp of Virginia
Third Quarter Update
Third Quarter Update
Southern National reported 3Q09 net income of $88 thousand.
Net Interest Margin expanded to 3.89%, up 38bps from the 3.51% in 2Q09.
Net Interest Income for the quarter was $3.95 million, an increase of 13.2% over the preceding quarter.
Credit quality remains stable – Nonperforming assets (NPAs) increased to $6.66 million, up $1 million from the preceding quarter. NPAs as a percentage of assets were 1.44%, an increase of 13bps from 1.31% in 2Q09. Net charge-offs were 0.26% of average loans vs.
0.16% in the second quarter. Provision for loan losses exceeded the net charge-offs by
$300 thousand and the allowance for loan losses increased to $4.87 million, or 1.41% of loans.
The company recorded an OTTI charge of $1.21 million (pre-tax) on its trust preferred securities portfolio due to continued deterioration of the underlying collateral in six trust preferred securities.

Southern National Bancorp of Virginia
Pro Forma Capital Ratios
Pro Forma Capital Ratios
* See Pages 30-32 for non-GAAP reconciliation tables.
(1) After deducting underwriting discount and commission and estimated expenses.
(2) Peer group includes all public banks and thrifts in Virginia and the Washington-Arlington-Alexandria MSA with assets between $200 million and
$2 billion – ANCX, ABVA, BHRB, CFNL, EFSI, FBSS, GAFC, MNSB, MBRG, MBVA, UFBC, VCBI, VBGK, and WFBI.
Source: FIG Partners, SNL Financial LLC, Company Filings.
Assumptions $000s
Offering Size 25,000
Capital Raised, Including Over-Allotment 28,750
Net Capital Raised
(1)
26,939
Risk Weighing Of New Capital 20%
Peer Average
(2)
Consolidated Capital Ratios
2Q09
Actual
3Q09
Actual
3Q09
Pro Forma* 2Q09 Actual
Tangible Common Equity / Tangible Assets* 13.31% 12.16%
17.12%
6.95%
Tier 1 Leverage Ratio 14.04% 13.91%
19.01%
9.86%
Total Risk-Based Capital Ratio 16.30% 16.09%
22.51%
12.75%
SONA

Southern National Bancorp of Virginia
Current Market Valuation
Current Market Valuation
* See Pages 30-32 for non-GAAP reconciliation tables.
(1) As of 10/22/2009.
(2) Peer group includes all public banks and thrifts in Virginia and the Washington-Arlington-Alexandria MSA with assets between $200 million and
$2 billion – ANCX, ABVA, BHRB, CFNL, EFSI, FBSS, GAFC, MNSB, MBRG, MBVA, UFBC, VCBI, VBGK, and WFBI.
Source: FIG Partners, SNL Financial LLC, Company Filings.
Pricing Ratios
(1)
SONA
Peer Group
Average
(2)
Price / Book Value Per Share (%) 74.7% 93.9%
Price / Tangible Book Value Per Share (%) 90.5% 97.4%
Price / Pre-Tax Pre-Provision Earnings (x) 7.5x * 9.1x

Southern National Bancorp of Virginia
Investment Highlights
Investment Highlights
An opportunity to be part of a growing company that will be positioned to take advantage of strategic growth opportunities that arise out of the turmoil caused by the current economic crisis.
Earnings Potential In An Attractive Market
Washington, DC MSA performing at a higher level than U.S. economy as a whole.
Poised to take market share and quality customers due to current market conditions.
Strong Asset Quality
Solid underwriting standards.
Conservative credit culture.
Well Positioned To Capitalize On Expansion Opportunities
Management has excess capacity and depth.
Significant integration experience – completed one whole bank and two branch acquisitions since inception.
Strong balance sheet puts the company in a position to acquire weaker institutions.

30 Southern National Bancorp of Virginia Appendix A

Southern National Bancorp of Virginia
Non-GAAP Reconciliation Tables
Non-GAAP Reconciliation Tables
Source: FIG Partners, SNL Financial LLC, Company Filings.
Gross Proceeds From Offering 25,000
Gross Proceeds From Offering, Including Overallotment 28,750
Less Underwriting Fees & Commission 1,366
Less Legal, Printing, & Other Expenses 445
Net Proceeds From Offering, Including Overallotment 26,939
Tangible Common Equity / Tangible Assets
3Q09
Actual
3Q09
Pro Forma
Total Shareholders' Equity 66,331 66,331
Less Preferred Stock 0 0
Less Intangible Assets 11,552 11,552
Tangible Common Equity 54,779 54,779
Plus Net Proceeds From Offering, incl. Overallotment 26,939
Pro Forma Tangible Common Equity 81,718
Total Assets 462,006 462,006
Less Intangible Assets 11,552 11,552
Total Tangible Assets 450,454 450,454
Plus Net Proceeds From Offering 26,939
Pro Forma Tangible Assets 477,393
Tangible Common Equity / Tangible Assets 12.16% 17.12%
Amounts In $000s, Except Percentages

Southern National Bancorp of Virginia
Non-GAAP Reconciliation Tables
Non-GAAP Reconciliation Tables
Source: FIG Partners, SNL Financial LLC, Company Filings.
Pre-Tax Pre-Provision ROAA
6/30/2009 YTD
Actual
9/30/2009 YTD
Actual
Net Income 549 637
Income Taxes 147 126
Loan Loss Provisions 1,025 2,203
Amounts In $000s, Except Percentages
Securities Gains/Losses & OTTI Charges 640 1,705
Other Nonrecurring Revenue 0 0
Other One-Time Expenses 190 283
FTE Adjustment 0 0
Pre-Tax Pre Provision Earnings 2,551 4,954
Annualized Pre-Tax Pre Provision Earnings 5,102 6,605
Average Assets 434,703 436,722
Pre-Tax Pre-Provision ROAA 1.17% 1.51%
Adjusted for the following:

Southern National Bancorp of Virginia
Non-GAAP Reconciliation Tables
Non-GAAP Reconciliation Tables
Company Name
Access
National
Corporation
Alliance
Bankshares
Corporation
Burke &
Herbert Bank
& Trust
Company
Cardinal
Financial
Corporation
Eagle
Financial
Services, Inc.
Fauquier
Bankshares,
Inc.
Greater
Atlantic
Financial
Corp.
MainStreet
Bank
Middleburg
Financial
Corporation
Millennium
Bankshares
Corporation
United Financial
Banking
Companies, Inc.
Virginia
Commerce
Bancorp, Inc.
Virginia
Heritage Bank
WashingtonFirst
Bankshares, Inc.
Southern Nationa
Bancorp of
Virginia, Inc.
Ticker ANCX ABVA BHRB CFNL EFSI FBSS GAFC MNSB MBRG MBVA UFBC VCBI VGBK WFBI SONA
Net Income 5,434 -972 15,599 4,311 1,859 1,647 -6,261 138 3,078 -5,773 616 -7,593 482 37 549
  Plus Income Taxes 3,702 -519 7,558 1,836 591 613 0 0 161 0 267 -4,303 0 21 147
  Plus Loan Loss Provisions 3,429 1,274 1,550 2,700 1,850 560 953 258 2,620 1,965 165 31,813 833 919 1,025
  Less Securities Gains/Losses & OTTI Charges 649 863 50 552 0 -166 0 365 891 -55 0 -138 221 417 -640
  Less Other Nonrecurring Revenue 0 0 0 0 0 0 0 0 0 8 0 0 0 35 0
  Plus Nonrecurring Expense 300 299 853 850 241 240 100 93 481 0 0 1,200 130 149 190
  Plus FTE Adjustment 0 138 475 241 369 160 0 5 760 87 37 0 0 0 0
Pre-Tax Pre-Provision Earnings 12,216 -643 25,985 9,386 4,910 3,386 -5,208 129 6,209 -3,674 1,085 21,255 1,224 674 2,551
Annualized Pre-Tax Pre Provision Earnings 24,432 -1,286 51,970 18,772 9,820 6,772 -10,416 258 12,418 -7,348 2,170 42,510 2,448 1,348 5,102
Average Assets 736,795 597,501 1,784,401 1,748,555 527,880 521,794 212,806 200,542 1,013,977 299,734 244,288 2,731,733 266,327 313,998 434,703
Pre-Tax Pre-Provision ROAA 3.32% -0.22% 2.91% 1.07% 1.86% 1.30% -4.89% 0.13% 1.22% -2.45% 0.89% 1.56% 0.92% 0.43% 1.17%
Peer Average 0.57%
As Of 6/30/2009 YTD - Amounts In $000s, Except Percentages
Peer group includes all public banks and thrifts in Virginia and the Washington-Arlington-Alexandria MSA with assets between $200 million and $2 billion – ANCX, ABVA, BHRB, CFNL, EFSI, FBSS, GAFC, MNSB, MBRG, MBVA, UFBC, VCBI, VBGK, and WFBI.
Source: FIG Partners, SNL Financial LLC, Company Filings.

SONABANK

FIG Partners

Ideas and Execution on Financial Institutions

34 Southern National Bancorp of Virginia Presented By: